                  Oppenheimer Commodity Strategy Total Return Fund
                      Supplement dated December 10, 2008 to the
                         Prospectus dated April 29, 2008

This  supplement  amends the Prospectus of Oppenheimer  Commodity  Strategy
Total  Return Fund (the  "Fund")  dated April 29, 2008 and is in addition to the supplements dated September 11, 2008 and July 1, 2008.

1. The first  paragraph  in the section  titled "How the Fund is  Managed,"
beginning on page 24 of the  Prospectus,  is amended to add Carol E. Wolf to the first sentence in section titled "Portfolio Managers" as an additional portfolio manager of the Fund.

2. The following  paragraph is added to the section titled "How the Fund is
Managed - Portfolio Managers," beginning on page 24:

Ms. Wolf has been a Vice President and Portfolio  Manager of the Fund since
December  2008.  Ms. Wolf has been a Senior Vice  President of the Manager since
June 2000 and of HarbourView  Asset Management  Corporation since June 2003. She is an officer of five other portfolios in the OppenheimerFunds  complex. She was formerly Vice President of the Manager from June 1990 through June 2000.

3. The paragraph  titled "Money Market  Instruments"  in the section "About the Fund's Investments - The Fund's Principal  Investment Policies and Risks" on
page 21 of the  Prospectus,  is deleted in its  entirety  and is replaced by the following:

Money Market Instruments.  The Fund can invest in money market instruments, which are short-term,  high-quality,  dollar-denominated debt instruments issued by  the  U.S.  government,  domestic  and  foreign  corporations  and  financial institutions, and other entities. Money market instruments have a maturity of 13 months or less and include U.S. government obligations,  commercial paper, other
short-term   commercial   obligations,   certificates   of   deposit,   bankers'
acceptances,  bank deposits and other  financial  institution  obligations  of a domestic or foreign bank.  The Fund may also invest in  affiliated  money market funds including  Oppenheimer  Institutional Money Market Fund,  described below.
The Fund may keep a portion of its assets in cash.

December 10, 2008                                                   PS0735.031